Exhibit 99.1
Energy Vault Appoints Michael Beer as Chief Financial Officer
Seasoned financial executive to bring decades of experience in the energy, tech and transportation sectors to leading global energy storage company
WESTLAKE VILLAGE, Calif. – April 4, 2023 – Energy Vault Holdings, Inc. (NYSE: NRGV) (“Energy Vault” or the “Company”), a leader in sustainable grid-scale energy storage solutions, announced today the appointment of Michael Beer as Chief Financial Officer. Beer will replace Jan Kees van Gaalen, who has served in the role since November 2022 and plans to retire. The appointment is effective April 15, 2024.
Prior to Energy Vault, Beer served as Chief Financial Officer for FreeWire Technologies, Inc. (FreeWire), an industry leader in ultra-fast EV charging, battery storage and energy management solutions, since 2021. Prior to FreeWire, he served as Head of Financial Strategy & Investor Relations at Luminar Technologies, Inc (Nasdaq: LAZR), culminating in the company’s public listing. Before Luminar, Beer spent seven years at Citigroup Inc., serving as a Senior Research Analyst in Hong Kong and Singapore, covering the transportation, logistics and infrastructure space across Asia. Previously, he covered the North American transportation sector at Bear Stearns and Wolfe Research in New York. Beer also currently serves on the Board of Directors at UK-based venture builder, Cambridge Future Tech Ltd. (CFT) and is a Partner at Vest Coast Capital.
“We’re very pleased to welcome Michael, whose depth of experience overseeing capital markets, financial operations and investor relations for high growth technology and sustainability companies will be critical to Energy Vault moving forward,” said Robert Piconi, Chairman and Chief Executive Officer, Energy Vault. “Michael brings a strong track record of financial leadership and management for companies introducing new and disruptive technologies at large scale, and we look forward to welcoming him as we continue deployments of our innovative energy storage solutions around the globe. On behalf of the entire Energy Vault team, I would also like to thank Jan Kees van Gaalen for his valuable service during a transformational period for the company, as well as wish him a happy retirement.”
“I am honored to join the Energy Vault leadership team during such an exciting and pivotal growth period for the company,” said Michael Beer. “The company is well positioned to capitalize on the ever-growing demand for reliable, cost-effective and sustainable energy storage infrastructure. Energy Vault has a comprehensive and highly differentiated approach, offering a variety of energy storage solutions. I look forward to working alongside the leadership team to continue to execute on Energy Vault’s exciting growth trajectory.”
Beer holds an MBA from the Wharton School (University of Pennsylvania) and undergraduate degrees in Finance and Entrepreneurship from the Eller College of Management (University of Arizona). He is a frequent contributor to a variety of media outlets, including CNBC, Nasdaq TradeTalks, The Wall Street Journal, the Financial Times and Barron's.
About Energy Vault
Energy Vault® develops and deploys utility-scale energy storage solutions designed to transform the world's approach to sustainable energy storage. The Company's comprehensive offerings include proprietary gravity-based storage, battery storage, and green hydrogen energy storage technologies. Each storage solution is supported by the Company’s hardware technology-agnostic energy management system software and integration platform. Unique to the industry, Energy Vault’s innovative technology portfolio delivers customized short and long duration energy storage solutions to help utilities, independent power producers, and large industrial energy users significantly reduce levelized energy costs while maintaining power reliability. Utilizing eco-friendly materials with the ability to integrate waste materials for beneficial reuse, Energy Vault’s EVx™ gravity-based energy storage technology is facilitating the shift to a circular economy while accelerating the global clean energy transition for its customers. Please visit www.energyvault.com for more information.

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Forward-Looking Statements
This press release includes forward-looking statements that reflect the Company’s current views with respect to, among other things, the Company’s operations and financial performance. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. These statements often include words such as “anticipate,” “expect,” “suggest,” “plan,” “believe,” “intend,” “project,” “forecast,” “estimates,” “targets,” “projections,” “should,” “could,” “would,” “may,” “might,” “will” and other similar expressions. We base these forward-looking statements or projections on our current expectations, plans, and assumptions, which we have made in light of our experience in our industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at the time. These forward-looking statements are based on our beliefs, assumptions, and expectations of future performance, taking into account the information currently available to us. These forward-looking statements are only predictions based upon our current expectations and projections about future events. These forward-looking statements involve significant risks and uncertainties that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including changes in our strategy, expansion plans, customer opportunities, future operations, future financial position, estimated revenues and losses, projected costs, prospects and plans; the uncertainly of our awards, bookings and backlogs equating to future revenue; the lack of assurance that non-binding letters of intent and other indication of interest can result in binding orders or sales; the possibility of our products to be or alleged to be defective or experience other failures; the implementation, market acceptance and success of our business model and growth strategy; our ability to develop and maintain our brand and reputation; developments and projections relating to our business, our competitors, and industry; the ability of our suppliers to deliver necessary components or raw materials for construction of our energy storage systems in a timely manner; the impact of health epidemics, on our business and the actions we may take in response thereto; our expectations regarding our ability to obtain and maintain intellectual property protection and not infringe on the rights of others; expectations regarding the time during which we will be an emerging growth company under the JOBS Act; our future capital requirements and sources and uses of cash; the international nature of our operations and the impact of war or other hostilities on our business and global markets; our ability to obtain funding for our operations and future growth; our business, expansion plans and opportunities and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on March 13, 2024, as such factors may be updated from time to time in its other filings with the SEC, accessible on the SEC’s website at www.sec.gov. New risks emerge from time to time, and it is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Any forward-looking statement made by us in this press release speaks only as of the date of this press release and is expressly qualified in its entirety by the cautionary statements included in this press release. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable laws. You should not place undue reliance on our forward-looking statements.
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